Investor Presentation First Quarter 2023 Dennis G. Shaffer - Chief Executive Officer & President Richard J. Dutton - Senior Vice President, Chief Operating Officer NASDAQ: CIVB Exhibit 99.1

Forward-Looking Statements. This presentation may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements express management’s current expectations, estimates or projections of future events, results or long-term goals, and are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. All statements in this material speak only as of the date they are made, and we undertake no obligation to update any statement except to the extent required by law. Forward-looking statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause actual results or performance to differ materially from those expressed in or implied by the forward-looking statements. Factors that could cause actual results or performance to differ from those discussed in the forward-looking statements include the risks identified from time to time in our public filings with the SEC, including those risks identified in “Item 1A. Risk Factors” of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as supplemented by any additional risks identified in the Company’s subsequent Form 10-Qs. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Use of Non-GAAP Financial Measures. This presentation contains certain financial information determined by methods other than in accordance with accounting principals generally accepted in the United States (“GAAP”). These non-GAAP financial measures include “Tangible Book Value per Share” , “Tangible Common Equity to Tangible Assets” and “Efficiency Ratio”. The Company believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the Company’s profitability. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP Measures. Not all companies use the same calculation of these measures; therefore this presentation may not be comparable to other similarly titled measures as presented by other companies. Reconciliations of these non-GAAP measures are provided in the Appendix section of this presentation. Sources of Information: Company Management and S&P Global Market Intelligence

Contact Information Civista Bancshares, Inc.’s common shares are traded on the NASDAQ Capital Market under the symbol “CIVB.” Additional information can be found at: www.civb.com Dennis G Shaffer Chief Executive Officer & President dgshaffer@civb.com Telephone: 888.645.4121

Who We Are 4

Who We Are Bank founded and headquartered in 1884 in Sandusky, Ohio 10th Largest Publicly Traded Commercial Bank Headquartered in Ohio 511 Employees Community Banking Focused Operations in 14 Ohio, 2 Indiana and 1 Kentucky Counties 41 Branches & 2 Loan Production Offices Operations in the 5 largest Ohio MSAs Vison Financial Group (VFG) is a nationally recognized equipment leasing and finance company with equipment leased in all 50 states Full-Service Banking Organization with Diversified Revenue Streams Commercial Banking Retail Banking Wealth Management Mortgage Banking Tax Refund Processing Equipment Leasing

Who We Are Deposit market share information as of June 30, 2022. Sandusky/Norwalk/Port Clinton, Ohio 9 Locations $437 million in loans $1,240 million in deposits #1 deposit market share in Sandusky, Ohio with ~53% Cleveland/Akron, Ohio 3 Locations $798 million in loans $160 million in deposits North Central, Ohio 6 Locations $41 million in loans $234 million in deposits ~39% deposit market share Columbus & West Central, Ohio 6 Locations $471 million in loans $290 million in deposits 27% deposit market share in the rural markets Greater Dayton, Ohio 3 Locations $135 million in loans $107 million in deposits Southeastern Indiana/Cincinnati, Ohio 9 Locations $463 million in loans $611 million in deposits ~44% deposit market share Northwest Ohio 7 Locations $161 million in loans $201 million in deposits 17% deposit market share Vision Financial Group $37.6 million in financing leases $36.7 million in commercial loans $31.9 million in operating leases

Who We Are Community bank franchise in growth markets with an established operating model Gather attractive low-cost deposits (49 bps Q1 total cost of deposits) Generate loans organically in select growing markets (operations in the 5 largest MSAs in Ohio) Strong capital position Disciplined underwriting verified with strong credit quality metrics Nonaccrual and 90 days Past Due to Gross Loans of 0.38% as of 3/31/2023 Experienced management team with a deep bench Average banking experience of 31 years Noninterest income enhanced by multiple revenue streams Use of LPOs to extend our reach (Westlake, OH and Fort Mitchell, KY) Member Russell 2000 index

Who We Are

Who We Are

Current Events 10

Deposits 14%* or $397.4 million of deposits uninsured at March 31, 2023 Cash and unpledged securities of $434.8 million at March 31, 2023 Deposits, excluding tax program and brokered deposits, declined 2.1% from December 31, 2022 to March 31, 2023 $20 million of decline moved to Civista Wealth Management Accounts Excluding $156.7 million of public deposits, Civista had no deposit concentrations at March 31, 2023 “Civista’s deposit franchise is one of our most valuable characteristics and contributes significantly to our peer leading net interest margin and profitability” *Excluding Civista owned and tax program related deposit accounts

Liquidity Strong on-balance sheet liquidity $434.8 million of cash and unpledged securities at March 31, 2023 Ready access to off-balance sheet funding Immediate access to $1.3 billion in funding from FHLB, Federal Reserve and CDARS/IntraFi Civista has not and does not anticipate using the Federal Reserve’s Bank Term Funding program

Credit Adopted CECL January 1, 2023 $4.3 million increase in Allowance for Credit Losses $3.4 million increase in Reserve for Unfunded Commitments Credit metrics remain stable and strong ACL to nonperforming loans was 346.8% at March 31, 2023 ACL to loans was 1.33% at March 31, 2023

Capital Civista continues to create capital through earnings “Well Capitalized” by regulatory standards Tangible Common Equity ratio was 6.14% at March 31, 2023

Financial Trends 16

Financial Trends March 31, 2023 includes $464 thousand of PPP loans; March 31, 2022 includes $15.5 million of PPP loans Presented on an annualized basis 3. Non-GAAP reconciliation on page 37

Financial Trends Total Assets1 ($ in millions) 1. 2018 includes the addition of $578 million in assets due to United Community Bancorp acquisition. 2022 includes the addition of $316 million in assets due to Comunibanc Corp acquisition. CAGR 12.9%

Financial Trends Total Gross Loans1 ($ in millions) 1. 2018 includes the addition of $299 million in loans due to United Community Bancorp acquisition. 2020 includes $217.3 million of PPP loans. 2021 includes $43.2 million of PPP loans. 2022 includes $819 thousand of PPP loans as well as $169 million due to the Comunibanc Corp acquisition. CAGR 12.5%

Financial Trends Total Gross Loans: $2.6 billion Loan Mix ($ in millions)

Financial Trends VFG Lease and Equipment Financing ($ in millions) 2023 YTD Production Q1 Funded: $27.5 million Sold: $11.2 million Net Production: $16.3 million Average Yield on Total Portfolio: 7.68% Average Yield on Q1 Originations: 8.75%

1. LTM basis Financial Trends Reserves / NPLs NCOs / Average Loans 1 Loan Loss Reserves / Gross Loans NPAs & 90+PD / Assets Loan Loss Reserves / Gross Loans Nonaccrual & 90 days Past Due / Gross Loans

Financial Trends Total Deposits1 ($ in millions) 1. 2018 includes the addition of $476 million in deposits due to United Community Bancorp acquisition. 2022 includes the addition of $271 million in deposits due to the Comunibanc Corp acquisition. CAGR 14.8%

Financial Trends Total Deposits: $2.8 billion Loan/Deposit Ratio: 90.7% Deposit Mix

2023 Peer data as of 3/31/2023 or the latest available date. Note: Comparable peers include public banks $1-$4B in Ohio and +/- 40% CIVB’s asset size in contiguous states. Total Cost of Deposits (%) Yield on Loans (%) Financial Trends

Financial Trends 2023 peer data as of 3/31/2023, or the latest available date. Note: Comparable peers include public banks $1-$4B in Ohio and +/- 40% CIVB’s asset size in contiguous states. Net Interest Margin

Financial Trends 1. 2018 efficiency ratio is adjusted for merger related expenses; 2021 efficiency ratio is adjusted for nonrecurring items; 2022 efficiency ratio is adjusted for merger related expenses. Page 38,39 and 40 show Non-GAAP reconciliations Fee income platform Service charges on deposit accounts were $1.8 million Q1 2023 and $1.6 million Q1 2022 Mortgage Banking Gain on sale of loans, primarily mortgage loans, Q1 2023 and 2022 was $631 thousand and $936 thousand, respectively Wealth Management $1.2 million for Q1 2023 and $1.3 million for Q1 2022 Tax Refund Processing Platform $1.9 million Q1 2023 and 2022 Interchange Income $1.2 million Q1 2023 and $1.1 million Q1 2022 Disciplined approach to controlling non-interest expense Continued focus on review of branch network Identified efficiencies invested to enhance digital offerings Elimination of five mortgage operations positions post Q1, anticipate $470 thousand in 2023 savings Renegotiation of Mastercard debit contract One-time incentive payment of $1.5 million Increased “per transaction” fees Non-Interest Income and Expense Non-Interest Expense and Efficiency Ratio1

Financial Trends 1. TCE Non-GAAP reconciliation on page 37 2. LTM basis 3. Page 41 shows 2018 ratios adjusted for merger related expenses Raised $32.8 million of capital (issued 1,610,000 shares) in February 2017 Additional $104.7 million of capital (issued 4,277,430 shares) related to UCB merger in September 2018 Redeemed outstanding preferred shares effective December 20, 2019 November 2021 issued $75 million in 3.25% subordinated debt Authorized $13.5 million stock repurchase plan in May 2022 During 2022, 742,015 shares, 5.0% of the shares outstanding on December 31, 2021, have been repurchased for $16.8 million at a weighted average price of $22.58 (179% of TBV) Increased the quarterly common dividend to $0.15 per share in the second quarter 2023. Capital Management

Providing Shareholder Value 28

1. Q1 2023 presented on LTM basis 2. Page 41 shows 2018 ratios adjusted for merger related expenses Providing Shareholder Value Net Income & Earnings Per Share (Available to Common) (LTM - $ in thousands)

1. LTM basis 2. Non-GAAP reconciliation on page 37 3. The change in the AOCI impact of unrealized losses on the investment portfolio from 12/31/21 to 12/31/22 was $67.4 million and to 3/31/23 was $59.3 million Providing Shareholder Value Total Shareholders’ Equity & Return on Tangible Equity1,2,3 ($ in thousands)

Providing Shareholder Value 1. Non-GAAP reconciliation on page 37 2. The change in the AOCI impact of unrealized losses on the investment portfolio on TBV/share from 12/31/21 to 12/31/22 was $4.29 and to 3/31/23 was $3.76 Tangible Book Value per Share1,2

Why Civista? 32

Why Civista? Completed 6 acquisitions since 2007, including the acquisition of Comunibanc Corp, which closed July 1, 2022 and acquisition of Vision Financial Group, which closed October 3, 2022 On June 27, 2022, opened de novo branch in Gahanna, Ohio, located in Franklin County (Columbus MSA) Experienced Acquirer & Organic Growth Model Expanded commercial loan growth in Columbus, Cleveland, Akron, Dayton and Cincinnati markets Since year-end 2018, loan portfolios in these markets have increased from $645 million to $1.3 billion through March 31, 2023 Low cost, locally generated deposit base

Why Civista? Community bank franchise poised for acquisitions and strong core deposit franchise Strong capital position Strong credit culture and asset quality Experienced acquirer Continued strong NIM Experienced management team with an average of 30 years in banking Strategically positioned in attractive Ohio lending markets funded by low-cost deposits with operations in the 5 largest Ohio MSAs Demonstrated strong profitability from 2018 to Q1 2023 Net Income CAGR: 32.7% TBV / Share CAGR: 0.8% EPS CAGR: 27.2% Compelling Investment Opportunity

Additional Information 35

Operating Results

Non-GAAP Reconciliation 1. LTM basis

Non-GAAP Reconciliation

Non-GAAP Reconciliation

Non-GAAP Reconciliation

Non-GAAP Reconciliation

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